UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) – October 6, 2008

The First of Long Island Corporation

(Exact Name of Registrant as Specified in Charter)

New York	0-12220	11-2672906
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

10 Glen Head Road, Glen Head, New York	11545
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code - (516) 671-4900

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement

Item 5.02. Departure of Executive Officer

On October 6, 2008, the letter employment agreement dated January 1, 2002, as amended, between The First of Long Island Corporation (the “Corporation”) and Mr. Joseph G. Perri, Executive Vice President, was terminated and Mr. Perri will receive the Termination Payment in the amount of $248,125 being equal to 125% of his current Base Annual Salary. The Corporation will provide Mr. Perri with medical and dental insurance coverage at no cost to him for a period of up to eighteen months subsequent to termination of his letter employment agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

The First of Long Island Corporation
(Registrant)

Date: October 7, 2008	By: /s/ Mark D. Curtis
Mark D. Curtis
Senior Vice President & Treasurer
(principal accounting & financial officer)

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